
PRODUCTIVITY
The CUSTOMER
RUSH
ENTERPRISES
& the BOSS
POSITIVE ATTITUDE

INVESTOR PRESENTATION

March 2024

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DISCLOSURE/SAFE HARBOR

This presentation may contain forward-looking statements (as defined in the Private Securities Litigation Reform Act 1995). Any forward-looking statements are based on current expectations with respect to important risk factors. It is important to note that our actual results could materially differ from the results anticipated in any forward-looking statements that may be contained in this presentation. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, future growth rates and margins for certain of our products and services, future supply and demand for our products and services, supply chain issues, competitive factors, general economic conditions, cyclicality, market conditions in the new and used commercial vehicle markets, customer relations, relationships with vendors, the interest rate environment, governmental regulation and supervision, seasonality, distribution networks, product introductions and acceptance, technological change, changes in industry practices and one-time events. In addition, the declaration and payment of cash dividends and authorization of future share repurchase programs remains at the sole discretion of the Company's Board of Directors and the issuance of future dividends and authorization of future share repurchase programs will depend upon the Company's financial results, cash requirements, future prospects, applicable law and other factors that may be deemed relevant by the Company's Board of Directors. Please refer to the documents that we have filed with the U.S. Securities and Exchange Commission for a discussion of these factors. We do not undertake any obligation to update any forward-looking statements contained in or incorporated in this presentation to reflect actual results, changes in assumptions or in other factors which may affect any forward-looking statements.

COMPANY PERFORMANCE

- The largest commercial vehicle dealer group in North America
- Full-service solutions provider to commercial vehicle industry
- 8,509 dedicated employees
- $7.9B in revenue in 2023
- 39,686 trucks sold in 2023
- 2023 Class 8 market share: 6.2% U.S. and 2.0% Canada
- 2023 Class 4-7 market share: 5.1% U.S. and 2.9% Canada


5 YEAR HISTORICAL STOCK PRICE
$60
$50
$40
$30
$20
$10
2019
2020
2021
2022
2023
RUSHA
RUSHB


TTM REVENUE
$7.9B
TTM Adj EBITDA
$459M
RUSHA $50.30
RUSHB $52.98
@ 12/31/2023
TTM ROIC
33.5%
TTM NET INCOME
$347M

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THE PREMIER FULL-SERVICE SOLUTIONS PROVIDER



Rush Truck Centers
Rush Refuse Systems
Rush Crane Systems
Rush Towing Systems
Rush Bus Centers

Rush Truck Leasing
Rush Truck Insurance
The House of Trucks
Cummins Clean Fuel Technologies

Custom Vehicle Solutions
Perfection Truck Parts & Equipment
Chrome Country
World Wide Tires

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INDUSTRY OUTLOOK

- High interest rates and low freight rates negatively impacting over-the-road customers
- Commercial vehicle demand expected to decline in 2024
- Vocational segments remain steady
- Used truck values expected to continue decreasing through Q1 2024
- Parts availability improved significantly
- Emissions regulations will significantly impact commercial vehicle sales 2024-2027



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LIQUIDITY AND EXPENSE MANAGEMENT

- Strong free cash flow; $182M in cash as of December 2023
- Continuing to invest in strategic initiatives
- Authorized $150M share repurchase program in December 2023
- Quarterly cash dividend in Q4 2023 – $0.17
- Disciplined expense management approach
- $1.1B in floorplan facilities
- $565M lines of credit available to finance lease and rental fleet
- $151M of borrowing capacity remaining under credit facilities at 12/31/23



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U.S. RETAIL TRUCK SALES PROJECTIONS TO 2027



Units (Thousands)
325
300
275
250
225
200
175
150
2017
2018
2019
2020
2021
2022
2023
2024E
2025E
2026E
2027E

Class 8	197	256	281	196	227	259	272	214	249	297	176
Class 4-7	242	258	267	232	249	234	253	254	269	294	253

Source: ACT Research

Class 8 Class 4-7

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STRATEGIC GROWTH INITIATIVES

- Financial goals
  - $10B in annual revenue
  - 6% return on sales
- Growth goals and opportunities
  - Grow aftermarket parts and service revenue to $3.5B
  - Increase U.S. Class 8 market share to 7.5%
  - Increase U.S. Class 4-7 market share to 6.5%
  - Maintain RTL return on sales > 15%
- Capital deployment
  - Disciplined investment in strategic growth
  - Increase annual cash dividend by 5-10%
  - Opportunistic share repurchase program



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SUSTAINABILITY – ESG

- Oversight by Nominating and Governance Committee of the Board
- Issued first Corporate Responsibility Report – April 2021
- Environmental
  - Supporting transition from fossil fuels (electric vehicles)
  - Working with OEMs on alternative fuel technologies
  - Cummins Clean Fuel Technologies joint venture
  - Reducing non-renewable energy consumption, GHG
- Social
  - Promoting diversity in workforce and leadership
  - Ensuring safety of workplace and communities
  - Annual employee engagement surveys
  - Maintaining robust cybersecurity programs


ENVIRONMENTAL, SOCIAL AND CORPORATE GOVERNANCE
ESG

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RUSH TRUCK CENTERS

- Largest commercial vehicle dealer network in North America
- 141 locations in 23 states, 15 locations in Canada
- Class 3-8 commercial vehicle sales, full range of aftermarket solutions
- Largest dealer group for Peterbilt, Navistar, Hino, Isuzu, growing with Ford
- Broad market segment coverage
- Leasing and rental
- Finance and insurance services
- Over 6.5M square feet of premium facilities


RUSH

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RUSH TRUCK CENTERS NETWORK



Peterbilt Dealerships
International Dealerships
Independent Parts and Service Locations
Peterbilt
International
Ford

SOLUTIONS NETWORK

- Capabilities for all makes and models
- Aftermarket parts
  - More than $334M parts inventory
  - Genuine OEM and all-makes parts, including proprietary Rig Tough and Premium Power powertrain parts
- Service and body shop
  - 2,636 service bays
  - 2,805 technicians in the U.S.
  - 195 technicians in Canada
  - 32 collision centers
  - 648 mobile and embedded technicians
  - CNG/LNG service capabilities



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AN UNRIVALED PORTFOLIO OF AFTERMARKET SOLUTIONS

SINGLE SOURCE SOLUTIONS



ALL-MAKES PARTS AND SERVICE EXPERTISE



MOBILE SERVICE AND ON-SITE TECHNICIANS



SAME-DAY XPRESS SERVICES



COLLISION AND BODY REPAIR SERVICES



VEHICLE MODIFICATION AND UPFITTING

RUSHCARE CUSTOMER EXPERIENCE



DEDICATED SERVICE CONCIERGE TEAM



RAPID PARTS DEDICATED PARTS AGENTS



RUSHCARE COMPLETE ALL-INCLUSIVE SERVICE SUPPORT



MAINTENANCE PLANS FOR ALL MAKES



STATE-OF-THE-ART FACILITIES AND TOOLING

DATA AND TECHNOLOGY



PARTS CONNECT ONLINE PARTS ORDERING



SERVICE CONNECT COMMUNICATION PORTAL



VEHICLE RECALL AND CAMPAIGN MANAGMENT



ADVANCED TELEMATICS CONNECTED FLEET SOLUTIONS



ALTERNATIVE POWER TECHNOLOGIES

ABSORPTION PERFORMANCE

- Critical metric for dealership efficiency
- Measures less cyclical gross profit compared to controllable expenses
- 137% overall in 2022
- 135% in 2023



ABSORPTION RATIO*
145%
130%
115%
100%
118%
116%
112%
121%
122%
120%
119%
130%
137%
135%
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023

*Absorption ratio is calculated by dividing the gross profit from the parts, service and collision center departments of a dealership by the overhead expenses of all of a dealership's departments, except for the selling expenses of new and used commercial vehicles and the carrying costs of the new and used commercial vehicle inventory.

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QUALITY OF EARNINGS 2023


REVENUE
Truck Sales 58%
Parts and Service 37%
Lease, Rental/Finance, Insurance/Other 5%
GROSS PROFIT
Truck Sales 30%
Lease, Rental/Finance, Insurance/Other 10%
Parts and Service 60%

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RUSH ENTERPRISES ANNUAL TRUCK SALES



Units (Thousands)
50
40
30
20
10
0
14.6
12.9
2.1
8.0
15.0
14.4
2.2
7.7
10.7
11.3
1.1
7.4
11.1
10.5
1.7
7.5
16.8
11.0
2.0
7.1
17.5
13.3
1.8
7.1
14.3
12.8
2.0
7.0
2018
2019
2020
2021
2022
2023
2024E
Used
Light-duty
Medium-duty
Class 8

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VEHICLE FRANCHISES

- Peterbilt, Class 6-8 – 65 locations, 11 states
- International, Class 5-8 – 56 locations, 12 states, 80% ownership of 15 locations in Canada
- Ford, Class 3-7 – 9 locations, 7 states
- Hino, Class 5-7 – 34 locations, 9 states
- Isuzu, Class 4-5 – 29 locations, 14 states
- Dennis Eagle, Class 7 – 17 locations, 4 states
- Blue Bird – 25 locations, 1 state
- Collins – 34 locations, 2 states
- IC Bus – 43 locations, 10 states
- Jerr-Dan – 5 locations, 3 states
- PacLease – 24 locations, 9 states
- Idealease – 27 locations, 12 states

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CLASS 8 CUSTOMERS

- Rush Enterprises 2023 U.S. Class 8 market share – 6.2%
- Strong vocational component
- Large fleets consolidating
- Private mid-size fleets remain viable
- Independent owner-operator now variable component of truckload carrier


6.2%
Large Fleets 30-35%
Mid-Size Fleets 15-20%
Owner-Operator 10-15%
Vocational 40-45%

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CLASS 4-7 CUSTOMERS

- Rush Enterprises 2023 U.S. Class 4-7 market share – 5.1%
- Vocational and specialty markets
- Ready-to-Roll® inventory
- National fleet accounts
- Market tied closely to general economy

amazon AT&T FedEx PENSKE The Home Depot

FritoLay pepsi Red Bull Altec Office Depot

TRUGREEN enterprise JERR-DAN Southwest



Food/ Beverage 15%
Towing/ Recovery 10%
Leasing/ Rental 20%
Construction/ Landscaping 20%
Pick-up/ Delivery 25%
Government/ Municipal 10%
5.1%

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RUSH TRUCK LEASING

- Full-service leasing and rental
- Lease trucks captive source for parts and service revenue
- PacLease and Idealease franchises
- 51 locations including 6 captive shops
- 10,463 units in truck fleet, including cranes
- 2,176 units under contract fleet maintenance
- Growing need by customers for outsourced maintenance



LEASING AND RENTAL REVENUE
Millions
$400
$350
$300
$250
$200
$150
$100
$50
$0
$248
$236
$247
$322
$350
$364
2019
2020
2021
2022
2023
2024E

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HISTORICAL RESULTS

$ in Millions, except per share amounts	2020	2021	2022	2023
Revenue	$4,735.90	$5,126.10	$7,101.70	$7,925.02
Gross profit	$875.50	$1,092.30	$1,487.20	$1,593.09
Gross profit margin	18.50%	21.30%	20.90%	20.10%
Adjusted EBIT (1)*	$149.90	$314.80	$505.90	$459.10
Adjusted EBIT margin*	3.20%	6.10%	7.10%	5.80%
Net income	$114.90	$241.40	$391.40	$347.10
Adjusted net income (1)*	$114.90	$241.40	$381.60	$347.10
EPS (2)	$1.36	$2.78	$4.57	$4.15
Adjusted EPS (1)*	$1.36	$2.78	$4.45	$4.15

*Non-GAAP financial measure. See Appendix.

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ADJUSTED RETURN ON INVESTED CAPITAL

$ in Thousands	2020	2021	2022	2023
Total debt (GAAP)	$1,158,553	$1,082,187	$1,331,328	$1,687,482
Adjustments:				
Debt related to lease and rental fleet	($601,272)	($447,098)	($393,879)	($543,626)
Floor plan notes payable	($511,786)	($630,731)	($933,203)	($1,139,744)
Adjusted total debt (non-GAAP)	$45,495	$4,358	$4,246	$4,112
Cash and cash equivalents	($312,048)	($148,146)	($201,044)	($183,725)
Adjusted net (cash) debt*	($266,553)	($143,788)	($196,798)	($179,613)
Shareholders' equity	$1,268,037	$1,466,749	$1,744,491	$1,870,879
Adjusted invested capital*	$1,001,484	$1,322,961	$1,547,693	$1,691,266
Adjusted return on invested capital (1)*	14.70%	27.10%	35.20%	33.50%

(1) Calculated by dividing adjusted EBIT by adjusted average invested capital. For interim periods, the calculation is made using the previous twelve months' results.
*Non-GAAP financial measure – see Appendix

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FREE CASH FLOW

$ in Thousands	2020	2021	2022	2023
Net cash provided by operations	$762,982	$422,346	$294,729	$295,713
Acquisition of property/equipment	($136,200)	($167,177)	($243,060)	($368,881)
Free cash flow*	$626,782	$255,169	$51,669	($73,168)
Adjustments:				
Draws (payments) on floor plan financing, net	($369,592)	$118,945	$273,906	$205,487
Draws (payments) on lease/rental debt	–	–	($140,917)	$119,768
Proceeds from lease/rental debt	$88,434	$66,430	–	–
Principal payments on lease/rental debt	($180,212)	($137,479)	–	–
Cash used for lease/rental fleet purchases	–	$43,603	$165,673	$257,049
Non-maintenance capital expenditures	$13,547	$13,906	$23,421	$26,609
Adjusted free cash flow*	$178,959	$360,574	$373,752	$535,745

*Non-GAAP financial measure. See Appendix.

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RUSH ENTERPRISES


CUSTOMER
RUSH
BOSS
POSITIVE ATTITUDE
FAIRNESS

Excellence
Productivity Fairness
Integrity Positive Attitude

March 2024

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APPENDIX

This presentation contains certain Non-GAAP financial measures as defined under SEC rules, such as Adjusted EBITDA, Adjusted EBIT, Adjusted EBIT Margin, Adjusted Net Income, Adjusted EPS, Adjusted Total Debt, Adjusted Net Debt, Adjusted Invested Capital, Adjusted Return on Invested Capital, Free Cash Flow, and Adjusted Free Cash Flow. The Company presents Adjusted EBITDA, Adjusted EBIT, Adjusted Net Income, and Adjusted EPS as additional information about its operating results.

Management believes the presentation of these Non-GAAP financial measures provides useful information about the results of operations of the Company for the current and past periods. Management believes that investors should have the same information available to them that management uses to assess the Company's operating performance and capital structure. These Non-GAAP financial measures should not be considered in isolation or as a substitute for the most comparable GAAP financial measures. Investors are cautioned that Non-GAAP financial measures utilized by the Company may not be comparable to similarly titled Non-GAAP financial measures used by other companies.

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APPENDIX RECONCILIATION

Adjusted Net Income and EPS

$ in Millions, except per share amounts	2020	2021	2022	2023
Net income	$114,887	$241,415	$391,382	$347,055
Adjustment:				
Gain on equity investment	–	–	($9,788)	–
Adjusted Net Income* (1)	$114,887	$241,415	$381,594	$347,055
Diluted shares outstanding EPS	84,363	86,817	85,727	83,720
EPS (2)	$1.36	$2.78	$4.57	$4.15
Adjusted EPS* (2)	$1.36	$2.78	$4.57	$4.15

*Non-GAAP financial measure – see Appendix.
(1) Includes pretax gain on sale of $12.5 million related to the sale of 50% interest in Momentum Fuel Technologies in 2022.
Excludes gain of $9.8M related to acquisition of additional 30% equity in Rush Truck Centres of Canada in May 2022.
(2) EPS for all periods presented has been adjusted and restated to reflect the stock split which occurred on October 12, 2020 and August 28, 2023.

APPENDIX RECONCILIATION

Adjusted EBITDA and EBIT

$ in Thousands	2020	2021	2022	2023
Net Income	$114,887	$241,415	$391,382	$347,055
Adjusted Net Income*	$114,887	$241,415	$381,594	$347,055
Provision for Income Taxes	$36,936	$72,768	$119,471	$114,000
Interest expense	$9,014	$1,770	$19,124	$52,917
Depreciation and amortization	$57,456	$53,354	$55,665	$59,830
(Gain) Loss on sales of assets	($1,852)	($1,432)	($2,455)	($843)
EBITDA*	$216,341	$367,375	$573,399	$572,959
Adjustments:				
Interest expense associated with floorplan notes payable	($8,078)	($795)	($11,785)	($54,022)
Adjusted EBITDA*	$208,263	$368,170	$561,614	$518,937
Depreciation and amortization	($57,456)	($53,354)	($55,665)	($59,830)
Adjusted EBIT*	$150,807	$314,816	$505,949	$459,107

*Non-GAAP financial measure

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